[Scudder Investments logo]

Scudder Medium Term Tax-Free Fund

Class AARP and Class S Shares

Semiannual Report

November 30, 2002

Contents

<Click Here> Letter from the President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Medium Term Tax-Free Fund	Ticker Symbol	Fund Number
Class AARP	SMTTX	145
Class S	SCMTX	045

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the President

Dear Shareholder,

Calendar year 2002 will go down as an unusual period in market history. The unmanaged Standard & Poor's 500 index, a group of large-company stocks that many investment professionals use in discussing the overall equity market, declined for the third year in a row. However, October, historically one of the worst months for stocks, was the highest-performing month for the index thus far in 2002. In fact, it was the best October for the index since 1982.

At the same time, the US bond market, as measured by the Lehman Brothers Aggregate Bond Index, surged. In the midst of an uncertain economic environment, concerns about the potential for war with Iraq and numerous accounting irregularities by major US corporations, investors fled to the relative stability of bonds, particularly US Treasury bonds. Municipal bonds also saw their prices rise significantly.

In managing Scudder Medium Term Tax-Free Fund, we believe that a disciplined, systematic investment strategy can be an effective approach for today's emotional and volatile market conditions. We are continually fine-tuning the fund's portfolio to maintain a diverse mix of municipal bonds and maximize value for long-term investors.

As you review your personal investment goals, we believe you will continue to see the merits of entrusting us with your investment dollars. As your needs evolve over time, we encourage you to examine our entire expanding lineup of opportunities to maintain a well-diversified portfolio.

Sincerely,[Scudder Investments logo]

Jon Baum
President, Scudder Distributors, Inc.

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary November 30, 2002

Average Annual Total Returns*
	6-Month	1-Year	3-Year	5-Year	10-Year
Scudder Medium Term Tax-Free Fund - Class S	2.91%	5.47%	6.39%	5.02%	5.74%
Lehman Brothers Municipal Bond Index++	3.67%	6.32%	7.75%	5.92%	6.59%
Lehman Seven Year Municipal Bond Index+++	3.71%	7.02%	7.23%	5.86%	6.19%

	6-Month	1-Year	Life of Class**
Scudder Medium Term Tax-Free Fund - Class AARP	3.01%	5.54%	6.80%
Lehman Brothers Municipal Bond Index++	3.67%	6.32%	7.84%
Lehman Seven Year Municipal Bond Index+++	3.71%	7.02%	7.62%

Sources: Lipper, Inc. and Deutsche Asset Management

** On October 2, 2000, the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 11/30/02	$ 11.45	$ 11.44
5/31/02	$ 11.35	$ 11.35
Distribution Information: Six Months: Income Dividends	$ .24	$ .24
November Income Dividend	$ .0386	$ .0382
SEC 30-day Yield+	4.24%	4.20%
Current Annualized Distribution Rate+	4.39%	4.35%
Tax Equivalent Yield+	7.16%	7.09%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended November 30, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.60%. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings* - Intermediate Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	67	of	128	52
3-Year	51	of	100	51
5-Year	42	of	95	44
10-Year	12	of	33	36

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Medium Term Tax-Free Fund - Class S [] Lehman Brothers Municipal Bond Index++ [] Lehman Seven Year Municipal Bond Index+++

Yearly periods ended November 30

Comparative Results*
Scudder Medium Term Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,547	$12,043	$12,776	$17,480
	Average annual total return	5.47%	6.39%	5.02%	5.74%
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,632	$12,509	$13,335	$18,935
	Average annual total return	6.32%	7.75%	5.92%	6.59%
Lehman Seven Year Municipal Bond Index+++	Growth of $10,000	$10,702	$12,330	$13,291	$18,232
	Average annual total return	7.02%	7.23%	5.86%	6.19%

The growth of $10,000 is cumulative.

* Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
++ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
+++ Lehman Seven Year Municipal Bond Index is a total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic stability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, the Scudder Medium Term Tax-Free Fund management team of Co-Lead Portfolio Managers Philip G. Condon and Ashton P. Goodfield discusses the fund's performance and the recent market environment for municipal bonds.

Q: How did the bond market and municipal bonds, in particular, perform over the six-month period ended November 30, 2002?

A: Most areas of the bond market continued to show strength in the period. In the midst of an uncertain economic and geopolitical environment, investors continued to flock to more stable investment options, such as US Treasury bonds and municipal bonds. This year will be a record supply year for municipal bonds. For the year to date through November 30, 2002, about $330 billion in municipal bonds were issued. That outpaced the previous record of $292 billion in 1993. Typically, such heavy supply would drive down the price of bonds. However, since demand remained so strong throughout the year, municipal bonds continued to perform well. Municipal bonds underperformed relative to US Treasuries - the top-performing area of the bond market. Tax-free bonds outperformed equities and high-yield bonds. Overall, higher-quality corporate issues slightly outperformed municipal bonds on a pretax basis, but many individual corporate bonds struggled as news of corporate accounting irregularities plagued certain segments of the corporate market.

Municipal bonds delivered strong results (Six-month period ended November 30, 2002)
Lehman Brothers Municipal Bond Index	3.67%
Lehman Brothers Aggregate Bond Index	4.98%
Lehman Brothers High-Yield Composite Bond Index	-5.35%
S&P 500	-11.49%

The Lehman Brothers Municipal Bond Index contains approximately 42,000 bonds. To be in the index, a municipal bond must meet the following criteria: a minimum credit rating of BBB, issued as part of an issue of at least $50 million, issued within the last five years and a maturity of at least two years. Variable-rate bonds are excluded from the index.

The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

The Lehman Brothers High-Yield Composite Bond Index is a market value-weighted index that tracks the daily price-only, coupon, and total return performance of non-investment grade, fixed-rate, publicly placed, dollar-denominated, and non-convertible debt registered with the US Securities and Exchange Commission.

The S&P 500 is an unmanaged index widely regarded as representative of the equity market in general.

It is not possible to invest directly in an index. Past performance is no guarantee of future results.

Q: How did the yield curve react during the period?

A: Over the last six months, the municipal bond yield curve steepened significantly. (The yield curve illustrates the relationship between the yields on bonds of the same credit quality, but different maturities.) The shorter-term portion of the yield curve saw most of the change. Specifically, as of May 31, 2002, the difference in yield between a one-year, AAA-rated municipal bond and a 30-year, AAA-rated municipal bond was 342 basis points (or 3.42 percentage points). The difference between those maturities had increased to 368 basis points (or 3.68 percentage points) as of November 30, 2002. The yields on individual 10-year, AAA-rated municipal bonds generally declined overall in the period. A 10-year, AAA-rated municipal bond yielded 3.87 percent, as of November 30, 2002 - 29 basis points less than the 4.16 percent it was yielding as of May 31, 2002.

Municipal bond yield curve

Source: Deutsche Asset Management

Past performance is no guarantee of future results.

Q: How did Scudder Medium Term Tax-Free Fund perform during the six-month period ended November 30, 2002, and how did the fund's positioning affect its performance?

A: Scudder Medium Term Tax-Free Fund delivered strong absolute results during the period.

During the period, the fund's Class S shares' total return rose 2.91 percent, versus its typical peer in the Lipper Intermediate Municipal Debt Funds category, which gained 2.94 percent. It underperformed the unmanaged Lehman Brothers Municipal Bond Index by 76 basis points. (One basis point is equal to a hundredth of a percent.) The fund also underperformed the Lehman 7-Year Municipal Bond Index, which rose 3.71 percent in the period.1 (Past performance is no guarantee of future results.)The fund's Class A shares' total return rose 2.88 percent (unadjusted for sales charges), versus its typical peer in the Lipper Intermediate Municipal Debt Funds category, which gained 2.94 percent. It underperformed the unmanaged Lehman Brothers Municipal Bond Index by 79 basis points. (One basis point is equal to a hundredth of a percent.) The fund also underperformed the Lehman 7-Year Municipal Bond Index, which rose 3.71 percent in the period.1 (Past performance is no guarantee of future results.)

1 Lehman 7-Year Municipal Bond Index is a total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

The fund's relative performance was not as strong during the period. This underperformance was primarily a result of the fund's underweight in bonds with maturities between two- to 5-years. Such shorter-maturity bonds rallied significantly during the period.

On the positive side, our underweight in airline and tobacco bonds - two areas of the municipal bond market that underperformed in the period - helped. Airline bonds have struggled going back to September 11, 2001. Recently, they have been especially hard hit in the wake of the bankruptcy filing by US Air. Tobacco bonds have suffered as a result of heavy supply in the marketplace.

Moreover, the fund's long-term results are solid. The fund ranked 67, 51, 42 and 12 for the one-, three-, five- and 10-year periods (Class S shares), respectively, as of November 30, 2002. For these time periods, there were 128, 100, 95 and 33 funds, respectively, in the Lipper Intermediate Municipal Debt Funds category. (Please see the performance summary on page 5 for standardized return figures for each time period. Past performance is no guarantee of future results.)The fund's Class A shares ranked 76 of 128 for the one-year period in the Lipper Intermediate Municipal Debt Funds category. (Please see the performance summary on page 3 for standardized return figures for each time period. Past performance is no guarantee of future results.)

Q: What's your outlook for the municipal bond market over the course of the next six months, and how is Scudder Medium Term Tax-Free Fund positioned for this expected environment?

A: We remain positive about the prospects for the municipal bond market. Most notably, we believe tax-free bonds are currently very attractive on an after-tax basis versus US Treasury bonds with similar maturities. In fact, currently a 30-year municipal bond is yielding 100 percent of a 30-year US Treasury bond on a pretax basis. A 10-year municipal bond is currently yielding 92 percent of a 10-year US Treasury bond. Such ratios are quite unusual. These ratios mean that in the case of the 30-year maturity, the yield on the municipal bond is the same as that of similar-maturity Treasury bonds - even before tax benefits of municipal bonds are considered. In the case of the 10-year maturities, the municipal bond's yield is close to the same as the yield of similar-maturity Treasury bonds, before tax considerations.

While we do expect to see credit downgrades on municipal-financed positions, in general high-grade municipals have more stable credit ratings than their taxable counterparts. Some states are currently experiencing budgetary constraints as a result of the last few years of tougher economic times, which has resulted in reduced tax receipts. However, should the need arise, municipalities would be able to generate more revenue through raising state and local taxes, in order to fund their loan payments.

We remain committed to our focus on maturities in that portion of the yield curve where we feel we are able to garner the most value for shareholders. We also expect to continue our focus on call-protected bonds with solid structures. Further, we believe bond investments relative to the inflation rate remain appealing. The market is not forecasting a drastic increase in inflation yet, and therefore, we expect bonds to remain an attractive part of a well-balanced portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2002

Diversification	11/30/02	5/31/02

Revenue Bonds	45%	48%
General Obligation Bonds	42%	38%
US Government Secured	9%	10%
Lease Revenue	4%	4%
	100%	100%

Quality	11/30/02	5/31/02

AAA	71%	74%
AA	12%	13%
A	12%	7%
BBB	4%	5%
Not Rated	1%	1%
	100%	100%

Effective Maturity	11/30/02	5/31/02

Less than 1 year	6%	8%
1 < 5 years	31%	29%
5 < 10 years	48%	45%
10 < 15 years	15%	18%
	100%	100%

Weighted average effective maturity: 6.6 years and 6.5 years, respectively.

Top Five State Allocations	11/30/02	5/31/02

Texas	13%	14%
Illinois	12%	14%
New York	10%	9%
Michigan	6%	6%
Alaska	5%	4%

Diversification, Quality, Effective Maturity and State Allocations are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2002 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
Alaska 5.1%
Anchorage, AK, State GO, Series A, 5.5%, 6/1/2017 (b)	3,035,000	3,273,703
North Slope Borough, AK, Other GO:
Series B, Zero Coupon, 6/30/2004 (e)	19,500,000	18,909,150
Series A, Zero Coupon, 6/30/2006 (b)	11,150,000	10,085,064
		32,267,917
Arizona 3.6%
Arizona, School District GO, School Facilities Board Revenue, 5.5%, 7/1/2014	4,000,000	4,415,520
Arizona, Water & Sewer Revenue, Water Quality, Series A, 5.375%, 10/1/2015	2,500,000	2,713,925
Maricopa County, School District GO, Unified School District No. 41, Gilbert School:
Zero Coupon, 1/1/2004 (b)	6,000,000	5,896,800
Zero Coupon, 1/1/2006 (b)	2,925,000	2,705,625
Zero Coupon, 7/1/2006 (b)	7,605,000	6,921,843
		22,653,713
Arkansas 0.3%
Rogers, AR, Sales & Special Tax Revenue, 5.35%, 11/1/2011	1,805,000	1,822,057
California 4.1%
California, Electric Revenue, Central Valley Financing Authority, Cogeneration Project, Carson Ice-General Project, 6.0%, 7/1/2009	250,000	257,823
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	7,000,000	7,590,030
California, State GO, 5.0%, 10/1/2016	3,000,000	3,090,330
California, Water & Sewer Revenue, Series Y, 5.25%, 12/1/2016 (b) (d)	3,000,000	3,167,040
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency, Series A, ETM, Step-up Coupon, 0% to 1/12/2005, 7.05% to 1/1/2009	7,275,000	7,579,313
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency, Series A, ETM, Zero Coupon, 1/1/2005	1,000,000	958,390
Long Beach, CA, Sales & Special Tax Revenue, Project Revenue, Aquarium of the Pacific Project, Series A, ETM, 5.75%, 7/1/2005	1,300,000	1,381,692
Los Angeles, CA, Port Authority Revenue, Regional Airport Improvement Corp., 1.16%*, 12/1/2025 (c)	160,000	160,000
Sacramento, CA, Electric Revenue, Cogeneration Project, Procter and Gamble Project, 7.0%, 7/1/2004	1,200,000	1,287,960
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Series A, Zero Coupon, 1/15/2012 (b)	825,000	558,253
		26,030,831
Colorado 0.9%
Arapahoe County, Transportation/Toll Revenue, Capital Improvement Trust Fund, Series E-470, Prerefunded, 6.9%, 8/31/2015	300,000	347,316
Colorado, Transportation/Tolls Revenue, Regional Transportation District Sales Tax, Series B, 5.5%, 11/1/2016 (b)	5,000,000	5,457,100
		5,804,416
Connecticut 1.1%
Connecticut, Hospital & Healthcare Revenue, Windham Community Memorial Hospital, Series C, 5.75%, 7/1/2011	2,700,000	2,630,340
Connecticut, State GO, Series A, 5.375%, 4/15/2016	4,000,000	4,333,600
		6,963,940
District of Columbia 2.9%
District of Columbia, GO, Series A, ETM, 5.875%, 6/1/2005 (b)	2,610,000	2,854,009
District of Columbia, Core City GO:
Series B-1, 5.3%, 6/1/2005 (b)	6,000,000	6,458,340
Series A, 5.8%, 6/1/2004 (b)	2,930,000	3,107,148
Series A, 5.875%, 6/1/2005 (b)	1,040,000	1,133,683
District of Columbia, County (GO) Lease, 6.875%, 1/1/2003	490,000	491,524
District of Columbia, State GO, General Fund Recovery, Series B-2, 1.4%*, 6/1/2003 (c)	100,000	100,000
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 6.0%, 10/1/2013	3,630,000	4,202,596
		18,347,300
Florida 0.0%
Florida, Senior Care Revenue, Projects Finance Authority, Series C, 1.25%*, 6/1/2012 (c)	200,000	200,000
Georgia 2.2%
Forsyth County, School District GO, 6.0%, 2/1/2014	1,000,000	1,131,580
Georgia, Higher Education Revenue, GO, Series D, 5.75%, 10/1/2013	5,000,000	5,596,000
Georgia, State GO, 6.75%, 9/1/2010	5,370,000	6,473,965
Richmond County, County GO, Board of Education, 5.0%, 11/1/2007	1,000,000	1,098,650
		14,300,195
Hawaii 1.2%
Hawaii, State GO, Series CI, 4.75%, 11/1/2008	7,050,000	7,622,037
Illinois 11.6%
Chicago, IL, Airport Revenue, O'Hare International Airport, American Airlines, Inc. Project, Daily Demand Note, Series B, 1.25%*, 12/1/2017 (c)	300,000	300,000
Chicago, IL, Core City GO, Series A, Zero Coupon, 1/1/2016 (b)	1,100,000	720,489
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014 (b)	11,570,000	6,882,183
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2011 (b)	5,000,000	3,414,750
Hoffman Estates, IL, Project Revenue, Tax Increment Revenue, Zero Coupon, 5/15/2004	2,450,000	2,309,640
Hoffman Estates, IL, Sales & Special Tax Revenue, Zero Coupon, 5/15/2006	8,500,000	7,275,830
Illinois, Pollution Control Revenue, Development Finance Authority, Commonwealth Edison Co., 5.3%, 1/15/2004 (b)	7,500,000	7,807,575
Illinois, Sales & Special Tax Revenue, Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Zero Coupon, 6/15/2004 (b)	10,500,000	10,190,145
Illinois, State GO:
4.6%, 12/1/2005	5,000,000	5,216,150
Series First, Prerefunded, 5.75%, 6/1/2011 (b)	3,000,000	3,428,340
Series First, Prerefunded, 6.0%, 1/1/2012 (b)	3,305,000	3,805,080
Illinois, Transportation/Tolls Revenue, State Toll Highway Authority, Series A, 5.5%, 1/1/2013 (b)	2,200,000	2,445,586
Kendall Kane and Will Counties, School District GO, School District No. 308, Zero Coupon, 3/1/2003 (b)	1,345,000	1,340,104
McHenry and Lake Counties, School District (GO) Lease, School District No. 15, 6.125%, 12/1/2003 (b)	85,000	88,981
Rosemont, IL, Core City GO, Series A, Zero Coupon, 12/1/2013 (b)	3,865,000	2,348,065
Rosemont, IL, Other GO:
Series B, Zero Coupon, 12/1/2002 (b)	2,785,000	2,784,777
Series A, Zero Coupon, 12/1/2014 (b)	4,000,000	2,279,320
University of Illinois, Higher Education Revenue, Auxiliary Facilities System:
Zero Coupon, 10/1/2008 (b)	2,390,000	1,942,759
Series A, 5.5%, 4/1/2015 (b)	3,860,000	4,289,927
Series A, 5.5%, 4/1/2016 (b)	3,580,000	3,964,385
		72,834,086
Indiana 2.1%
Indianapolis, IN, Core City GO, Local Improvements, Series B, 6.0%, 1/10/2013	3,000,000	3,429,930
Indianapolis, IN, State Agency (REV) Lease, Local Improvements, Series D, 6.75%, 2/1/2014	8,000,000	9,671,440
Purdue University, Student Loans Revenue, Student Fee Service, Series B, Prerefunded, 6.7%, 7/1/2015	250,000	281,470
		13,382,840
Iowa 0.4%
Iowa, Hospital & Healthcare Revenue, Finance Authority, 6.5%, 2/15/2007	2,000,000	2,227,100
Kansas 0.8%
Johnson County, School District GO, Unified School District No. 231, Series A, 5.25%, 10/1/2014	2,220,000	2,441,023
Kansas City, KS, Electric Revenue, Zero Coupon, 3/1/2003 (b)	2,750,000	2,740,183
		5,181,206
Kentucky 0.4%
Kentucky, State (REV) Lease, State Property and Buildings Commission Revenue, Project No. 68, Prerefunded, 5.75%, 10/1/2012	2,000,000	2,293,520
Lexington-Fayette, Project Revenue, University of Kentucky Alumni Association, Inc. Project, Prerefunded, 6.5%, 11/1/2009 (b)	300,000	332,805
		2,626,325
Louisiana 2.4%
East Baton Rouge Parish, LA, Industrial Development Revenue, Pollution Control Revenue, Exxon Project, 1.2%*, 3/1/2022	400,000	400,000
Jefferson Parish, LA, School Board Sales and Use Tax Revenue, Series A, ETM, 7.35%, 2/1/2003	5,055,000	5,107,572
Louisiana, Airport Revenue, Offshore Terminal Port Authority, 1.25%*, 9/1/2008 (c)	2,400,000	2,400,000
Louisiana, Port Authority Revenue, Offshore Term Authority Deepwater Port, 1.3%*, 9/1/2006 (c)	1,800,000	1,800,000
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 7.95%, 12/1/2013 (b)	2,815,000	3,725,315
Orleans, LA, Sales & Special Tax Revenue, Levee, District Improvement Project, 5.95%, 11/1/2014	1,535,000	1,714,242
		15,147,129
Maine 0.0%
Maine, Health and Higher Educational Facilities Revenue:
Series B, ETM, 6.3%, 7/1/2004	135,000	144,725
Series B, Prerefunded, 6.5%, 7/1/2006	100,000	109,463
		254,188
Maryland 0.8%
Maryland, State GO, Series A, 5.5%, 3/1/2017	4,765,000	5,328,795
Massachusetts 1.9%
Massachusetts, Pollution Control Revenue, Industrial Development Authority, Tampa Electric Co., Series A, Prerefunded, 6.2%, 2/1/2010	35,000	37,566
Massachusetts, Special Assessment Revenue, Bay Transportation Authority, Series A, 5.75%, 7/1/2015	1,000,000	1,098,770
Massachusetts, State GO:
Series D, 5.5%, 11/1/2015 (b)	1,000,000	1,118,510
Series B, 5.75%, 6/1/2009	8,340,000	9,428,537
Series C, Prerefunded, 5.75%, 10/1/2015	250,000	286,505
Massachusetts, State GO, Bay Transportation Authority, 6.5%, 3/1/2004	5,000	5,301
Massachusetts, Water & Sewer Revenue, Pollution Control Revenue, Water Pollution Abatement Trust, Series A, 6.2%, 2/1/2010	10,000	10,663
		11,985,852
Michigan 6.2%
Brighton, MI, School District GO, Series II, Zero Coupon, 5/1/2016 (b)	5,000,000	2,600,600
Detroit, MI, GO, Series A, Prerefunded, 6.7%, 4/1/2010	300,000	335,100
Detroit, MI, Core City GO:
Series B, 5.875%, 4/1/2013 (b)	2,410,000	2,710,021
Series B, 5.875%, 4/1/2014 (b)	2,555,000	2,849,259
Detroit, MI, State GO, Series A-1, 5.375%, 4/1/2016 (b)	2,000,000	2,134,600
Grand Rapids, MI, Sales & Special Tax Revenue, Downtown Development Authority, 6.2%, 6/1/2004 (b)	175,000	186,671
Hartland, MI, School District GO, 5.375%, 5/1/2014	3,295,000	3,556,228
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Gratiot Community Hospital, 6.1%, 10/1/2007	300,000	311,226
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Mercy Mt. Clemens, Series A, 6.0%, 5/15/2014 (b)	3,000,000	3,319,410
Michigan, Sales & Special Tax Revenue, State Trunk Line, Series A, 5.5%, 11/1/2014	3,000,000	3,279,450
Michigan, Sports, Expo & Entertainment Revenue, Strategic Fund Ltd., Detroit Symphony Project, Series B, 1.25%*, 6/1/2031 (c)	300,000	300,000
Michigan, State Agency (GO) Lease, State Building Authority, Series I, 6.5%, 10/1/2004	160,000	173,842
Michigan, State Agency (REV) Lease, Municipal Bond Authority, Series A, Zero Coupon, 6/15/2006 (b)	4,750,000	4,311,575
Michigan, Water & Sewer Revenue, Municipal Bond Authority, 5.375%, 10/1/2016	6,670,000	7,226,011
Romulus Township, MI, School District, Series II, Prerefunded, Zero Coupon, 5/1/2022 (b)	12,400,000	3,968,744
Walled Lake, MI, School District GO, 5.75%, 5/1/2013	2,000,000	2,227,540
		39,490,277
Mississippi 0.5%
Rankin County, School District GO, 5.25%, 2/1/2015 (b)	2,845,000	3,105,943
Missouri 1.2%
Missouri, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,582,304
Missouri, Hospital & Healthcare Revenue, Lake Of The Ozarks General Hospital, 6.0%, 2/15/2006	300,000	317,568
Missouri, Water & Sewer Revenue, State Revolving Funds Project, Series C, 5.375%, 7/1/2015	3,495,000	3,866,134
		7,766,006
Nebraska 0.3%
Omaha, NE, School District GO, Series A, 6.5%, 12/1/2013	1,500,000	1,819,875
Nevada 1.3%
Clark County, School District GO, Building and Renovation, Series B, 6.5%, 6/15/2007 (b)	7,000,000	8,068,830
New Hampshire 0.2%
New Hampshire, Senior Care Revenue, Higher Educational and Health Facilities Revenue, Catholic Charities, Series A, 5.75%, 8/1/2011	1,300,000	1,240,382
New Jersey 2.2%
New Jersey, Economic Development Authority, Foreign Trade Zone Project, 1.2%*, 12/1/2007 (c)	100,000	100,000
New Jersey, Transportation Trust Fund, Series B, ETM, 6.5%, 6/15/2011 (b)	85,000	102,194
New Jersey, Sales & Special Tax Revenue, Transportation Trust Fund, Series B, 6.5%, 6/15/2011 (b)	140,000	166,905
New Jersey, Special Assessment Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2016	7,000,000	7,182,910
New Jersey, Transportation/Tolls Revenue, Federal Transportation Administration Grants:
Series B, 5.75%, 9/15/2013 (b)	2,760,000	3,077,593
Series B, 6.0%, 9/15/2015 (b)	500,000	564,400
New Jersey, Transportation/Tolls Revenue, State Highway Authority, Garden State Parkway, 5.5%, 1/1/2014 (b)	2,630,000	2,936,684
		14,130,686
New Mexico 0.2%
Farmington, NM, Pollution Control Revenue, Arizona Public Service Co., Series A, 1.3%*, 5/1/2024 (c)	1,100,000	1,100,000
New York 10.0%
Long Island, NY, Electric Revenue, Power Authority, 1.25%*, 5/1/2033 (c)	200,000	200,000
Nassau County, County GO, Series E, 7.0%, 3/1/2004	1,000,000	1,054,530
New York, Higher Education Revenue, University Adult Facilities, Series B, 5.75%, 5/15/2013	1,400,000	1,617,560
New York, Hospital & Healthcare Revenue, Medical Care Facilities Finance Agency, Series C, 5.95%, 8/15/2009	1,920,000	1,975,238
New York, NY, Series B, 1.3%*, 10/1/2020 (b) (c)	900,000	900,000
New York, State (GO) Lease, Metropolitan Transportation Authority, Transit Facilities Revenue, Series O, ETM, 5.75%, 7/1/2007	1,975,000	2,235,582
New York, State Agency (GO) Lease, Urban Development Corp., Onondaga County Convention Center, 6.0%, 1/1/2005	1,535,000	1,650,632
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority, Series A, 5.5%, 11/15/2014 (b)	5,000,000	5,623,700
New York, Transportation/Tolls Revenue, Thruway Authority, Series A, 5.5%, 3/15/2015	3,365,000	3,672,830
New York, Transportation/Tolls Revenue, Thruway Authority Service Contract, Local Highway and Bridge Project, 5.5%, 4/1/2011 (b)	2,500,000	2,781,150
New York, NY, Core City GO:
Series B, 5.75%, 8/1/2015	5,000,000	5,290,300
Series I, 6.25%, 4/15/2006	1,000,000	1,096,430
Series C-1, 6.3%, 8/1/2003 (b)	20,000	20,377
Series D, 6.5%, 2/15/2005	1,315,000	1,422,672
Series B, 6.75%, 8/15/2003	13,000,000	13,452,530
Series G, 6.75%, 2/1/2009	5,000,000	5,710,450
Series A, 7.0%, 8/1/2004	7,650,000	8,240,810
Series B, 7.25%, 8/15/2007	2,900,000	3,337,755
New York, NY, Sports, Expo & Entertainment Revenue, City Industrial Development Agency, USTA National Tennis Center Project, 6.1%, 11/15/2004	200,000	216,570
New York, NY, Transportation/Tolls Revenue, Triborough Bridge & Tunnel Authority, 5.25%, 11/15/2015	2,000,000	2,182,040
		62,681,156
North Carolina 0.9%
North Carolina, Electric Revenue, Municipal Power Agency No. 1 Catawba Electric, 7.25%, 1/1/2007 (b)	5,000,000	5,846,450
Ohio 1.4%
Franklin County, Hospital & Healthcare Revenue, Ohio Presbyterian Services:
5.15%, 7/1/2007	1,000,000	1,015,250
5.4%, 7/1/2010	1,000,000	992,590
Ohio, Higher Education Revenue, University of Findlay Project, 5.75%, 9/1/2007	375,000	390,038
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013	1,140,000	1,256,827
Ohio, Industrial Development Revenue, Water Development Authority, Environmental Mead Corp., Series B, 1.13%*, 11/1/2015 (c)	2,835,000	2,835,000
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project:
Series B, 5.5%, 6/1/2015 (b)	2,280,000	2,553,076
5.75%, 12/1/2003 (b)	5,000	5,117
		9,047,898
Oklahoma 0.0%
Oklahoma, Hospital & Healthcare Revenue, Valley View Hospital Authority, 5.75%, 8/15/2006	195,000	203,738
Oregon 1.7%
Multnomah County, School District GO, Series E, 5.625%, 6/15/2013	1,645,000	1,829,898
Oregon, Sales & Special Tax Revenue, Department Administrative Services, Lottery Revenue, Series B, 5.75%, 4/1/2013	4,000,000	4,432,440
Washington & Clackamas Counties, School District GO, 5.375%, 6/15/2017 (b)	4,000,000	4,277,080
		10,539,418
Pennsylvania 4.7%
Allegheny County, Airport Revenue, San Authority, 5.375%, 12/1/2015 (b)	3,370,000	3,657,151
Allegheny County, Hospital & Healthcare Revenue, Magee-Women's Hospital, 6.25%, 10/1/2008 (b)	300,000	307,131
Armstrong County, Hospital & Healthcare Revenue, St. Frances Medical Center Project, Series A, 6.2%, 6/1/2003 (b)	3,090,000	3,162,677
Delaware County, County GO, 5.125%, 10/1/2014	4,200,000	4,428,648
Pennsylvania, Higher Education Revenue, Ursinus College Project, 5.5%, 1/1/2007	265,000	287,915
Pennsylvania, School District GO, 5.375%, 5/15/2016	1,100,000	1,182,687
Pennsylvania, State GO, Series First, 6.0%, 1/15/2013 (e)	5,500,000	6,219,345
Pennsylvania, State Higher Education Facilities Authority, Carnegie Mellon University, Series D, 1.2%*, 11/1/2030 (c)	300,000	300,000
Philadelphia, PA, School District GO:
Series C, 5.75%, 3/1/2011 (b)	500,000	557,765
Series C, 5.875%, 3/1/2013 (b)	1,000,000	1,115,870
Pittsburgh, PA, School District GO, 5.25%, 9/1/2009	2,000,000	2,214,540
Pittsburgh, PA, State GO, Series A, 5.5%, 9/1/2015	3,000,000	3,358,260
Scranton and Lackawanna, PA, Hospital & Healthcare Revenue, Health and Welfare Authority, Community Medical Center Project, 5.5%, 7/1/2008 (b)	2,725,000	3,011,043
		29,803,032
South Carolina 1.7%
South Carolina, Hospital & Healthcare Revenue, Franciscan Sisters of the Poor Health System, ETM, 6.375%, 7/1/2004	2,350,000	2,457,466
South Carolina, Water & Sewer Revenue, Grand Strand Water and Sewer Authority:
5.375%, 6/1/2015	3,705,000	4,011,589
5.375%, 6/1/2016	3,900,000	4,191,213
		10,660,268
Tennessee 2.4%
Blount County, Project Revenue, Public Building Authority, Series A-5-B, 1.3%*, 6/1/2028 (c)	300,000	300,000
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013 (b)	3,305,000	3,691,553
Memphis and Shelby Counties, Sports, Expo & Entertainment Revenue, Sports Authority, Memphis Arena Project, Series A, 5.5%, 11/1/2015 (b)	3,545,000	3,872,062
Nashville and Davidson Counties, Electric Revenue, Series B, 5.5%, 5/15/2014	3,535,000	3,958,140
Nashville and Davidson Counties, Water & Sewer Revenue, Series B, 5.25%, 1/1/2013 (b)	3,310,000	3,628,985
		15,450,740
Texas 13.0%
Austin, TX, Electric Revenue, Zero Coupon, 11/15/2009 (b)	6,775,000	5,206,113
Austin, TX, Water & Sewer Revenue, 5.75%, 5/15/2014 (b)	2,800,000	3,082,072
Brownsville, TX, Electric Revenue, 6.25%, 9/1/2014 (b)	6,500,000	7,643,090
Denison, TX, Hospital & Healthcare Revenue, Texoma Medical Center, Inc. Project, 6.125%, 8/15/2012	1,000,000	940,900
Harris County, County GO, Series A, Zero Coupon, 8/15/2006 (b)	3,915,000	3,529,216
Houston, TX, Higher Education Revenue, University of St. Thomas Project, 7.25%, 12/1/2007	100,000	100,032
Houston, TX, Water & Sewer Revenue:
Series A, 5.5%, 12/1/2015	8,250,000	8,953,890
Series B, 5.75%, 12/1/2016 (b)	1,000,000	1,110,450
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013 (b)	2,500,000	2,938,250
North East, TX, School District GO, 6.0%, 2/1/2015	4,575,000	5,093,576
Plano, TX, School District GO, 5.25%, 2/15/2014	4,625,000	4,924,330
Richardson, TX, Hospital and Healthcare Revenue, Hospital Authority, Richardson Medical Center:
6.5%, 12/1/2012	1,205,000	1,244,741
Prerefunded, 6.5%, 12/1/2012	755,000	801,478
Texas, Municipal Power Agency:
Zero Coupon, 9/1/2007 (b)	8,058,000	6,936,326
ETM, Zero Coupon, 9/1/2007 (b)	327,000	281,086
Zero Coupon, 9/1/2014 (b)	1,780,000	1,028,591
ETM, Zero Coupon, 9/1/2014 (b)	20,000	11,557
Texas, Electric Revenue, Lower Colorado River Authority, Series A, 5.875%, 5/15/2014	2,500,000	2,795,250
Texas, Electric Revenue, Texas Electric Co. Project, Series A, 5.5%, 5/1/2022	2,000,000	1,816,240
Texas, State (GO) Lease, Public Finance Authority, Zero Coupon, 2/1/2009 (b)	5,860,000	4,639,421
Texas, Water & Sewer Revenue, State Revolving Funds Project:
Series A, 5.625%, 7/15/2013	2,290,000	2,517,443
Series B, 5.75%, 7/15/2013	3,000,000	3,309,930
Series B, 5.75%, 7/15/2014	3,555,000	3,899,231
Travis County, Hospital & Healthcare Revenue, Ascension Health Credit:
Series A, 5.75%, 11/15/2007 (b)	2,000,000	2,233,480
Series A, 5.75%, 11/15/2010 (b)	1,000,000	1,109,070
Series A, 6.25%, 11/15/2013 (b)	5,000,000	5,648,850
Waxahachie, TX, Independent School District, ETM, Zero Coupon, 8/15/2009	150,000	116,130
Waxahachie, TX, School District GO, Independent School District, Zero Coupon, 8/15/2009	250,000	193,805
		82,104,548
Utah 1.4%
Utah, Electric Revenue, Intermountain Power Agency:
Series B, ETM, 6.25%, 7/1/2006 (b)	5,060,000	5,719,419
Series B, 6.25%, 7/1/2006 (b)	2,940,000	3,313,409
		9,032,828
Virgin Islands 0.3%
Virgin Islands, Electric Revenue, Water and Power Authority, 5.25%, 7/1/2009	2,000,000	2,112,040
Washington 4.7%
Douglas County, School District GO, School District No. 206, Eastmont, 5.75%, 12/1/2013 (b)	2,000,000	2,228,120
King and Snohomish Counties, County GO, 5.75%, 12/1/2015	8,000,000	8,867,680
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2:
Series A, 5.25%, 7/1/2008	3,000,000	3,199,500
Series A, 5.8%, 7/1/2007	2,120,000	2,364,457
Series A, 6.3%, 7/1/2012	1,000,000	1,160,450
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, Zero Coupon, 7/1/2004 (b)	8,000,000	7,748,560
Washington, Hospital & Healthcare Revenue, Providence Services, Series A, 1.25%*, 12/1/2030 (c)	1,100,000	1,100,000
Washington, State GO, Series A, 5.5%, 9/1/2007	2,875,000	3,204,418
		29,873,185
West Virginia 0.9%
South Charleston, WV, Pollution Control Revenue, Union Carbide Corp., 7.625%, 8/1/2005	2,000,000	2,194,620
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015 (b)	2,940,000	3,211,656
		5,406,276
Wisconsin 3.0%
Wisconsin, Hospital & Healthcare Revenue, Mercy Health System Corp.:
6.0%, 8/15/2005 (b)	1,400,000	1,532,356
6.125%, 8/15/2006 (b)	1,480,000	1,652,686
6.25%, 8/15/2007 (b)	1,000,000	1,132,720
Wisconsin, Hospital & Healthcare Revenue, Wheaton Franciscan Service, Inc., 5.8%, 8/15/2004 (b)	1,675,000	1,784,260
Wisconsin, State GO:
Series C, 5.25%, 5/1/2016 (b)	7,705,000	8,184,020
Series D, Prerefunded, 5.75%, 5/1/2015	4,000,000	4,577,720
		18,863,762
Total Investment Portfolio - 100.0% (Cost $596,543,381) (a)		633,327,265

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of November 30, 2002.
(a) The cost for federal income tax purposes was $595,405,869. At November 30, 2002, net unrealized appreciation for all securities based on tax cost was $37,921,396. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $38,562,922 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $641,526.
(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, FHA or MBIA. At November 30, 2002, insurance concentrations greater than 10% of the total portfolio were MBIA (17%), AMBAC (14%) and FGIC (13%).
(c) Security incorporates a letter of credit or line of credit from a major bank.
(d) When-issued or forward delivery security (see Notes to Financial Statements).
(e) At November 30, 2002, these securities have been pledged to cover, in whole or part, initial margin requirements for open futures contracts.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At November 30, 2002, open futures contracts sold short were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
US Treasury Bond 5 Year	12/19/2002	290	32,490,291	32,416,562
Total net unrealized appreciation on open futures contracts				73,729

At November 30, 2002, open interest rate swaps with Merrill Lynch were as follows:
Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation ($)
5/8/2003 5/8/2008	12,000,000	Fixed - 3.688%	Floating - LIBOR	211,200
Total unrealized appreciation on open interest rate swaps				211,200

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $596,543,381)	$ 633,327,265
Cash	786,965
Receivable for investments sold	180,000
Interest receivable	7,579,509
Receivable for Fund shares sold	1,275,608
Unrealized appreciation on interest rate swaps	211,200
Total assets	643,360,547
Liabilities
Payable for investments purchased	7,497,560
Payable for when-issued and forward delivery securities	3,170,130
Dividends payable	393,591
Payable for Fund shares redeemed	219,513
Payable for daily variation margin on open futures contracts	77,032
Accrued management fee	287,094
Other accrued expenses and payables	102,150
Total liabilities	11,747,070
Net assets, at value	$ 631,613,477
Net Assets
Net assets consist of: Undistributed net investment income	384,549
Net unrealized appreciation (depreciation) on: Investments	36,783,884
Futures	73,729
Interest rate swaps	211,200
Accumulated net realized gain (loss)	3,367,761
Paid-in capital	590,792,354
Net assets, at value	$ 631,613,477

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($4,331,168 / 378,295 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.45
Class S Net Asset Value, offering and redemption price per share ($560,489,957 / 48,978,802 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.44
Class A Net Asset Value and redemption price per share ($49,760,843 / 4,350,367 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.44
Maximum offering price per share (100 / 97.25 of $11.44)	$ 11.76
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($8,575,454 / 749,393 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.44
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($8,456,055 / 739,322 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.44

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2002 (Unaudited)
Investment Income
Income: Interest	$ 15,615,656
Expenses: Management fee	1,682,946
Administrative fee	483,610
Distribution service fees	110,408
Trustees' fees and expenses	8,279
Other	5,968
Total expenses, before expense reductions	2,291,211
Expense reductions	(1,605)
Total expenses, after expense reductions	2,289,606
Net investment income	13,326,050
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,420,845
Interest rate swaps	(744,000)
1,676,845
Net unrealized appreciation (depreciation) during the period on: Investments	3,048,332
Futures	73,729
Interest rate swaps	211,200
3,333,261
Net gain (loss) on investment transactions	5,010,106
Net increase (decrease) in net assets resulting from operations	$ 18,336,156

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2002 (Unaudited)	Year Ended May 31, 2002
Operations: Net investment income	$ 13,326,050	$ 26,903,379
Net realized gain (loss) on investment transactions	1,676,845	5,000,752
Net unrealized appreciation (depreciation) on investment transactions during the period	3,333,261	2,123,176
Net increase (decrease) in net assets resulting from operations	18,336,156	34,027,307
Distributions to shareholders from: Net investment income: Class AARP	(79,395)	(94,463)
Class S	(12,044,200)	(25,597,331)
Class A	(737,575)	(823,849)
Class B	(110,854)	(160,358)
Class C	(101,783)	(83,026)
Fund share transactions: Proceeds from shares sold	77,694,974	121,670,578
Net assets acquired in tax-free reorganization	-	20,264,507
Reinvestment of distributions	8,312,056	17,986,309
Cost of shares redeemed	(80,256,029)	(139,349,624)
Net increase (decrease) in net assets from Fund share transactions	5,751,001	20,571,770
Increase (decrease) in net assets	11,013,350	27,840,050
Net assets at beginning of period	620,600,127	592,760,077
Net assets at end of period (undistributed net investment income of $384,549 and $132,306, respectively)	$ 631,613,477	$ 620,600,127

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended May 31,	2002[a]	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 11.35	$ 11.22	$ 10.93
Income (loss) from investment operations: Net investment income	.24	.50	.34
Net realized and unrealized gain (loss) on investment transactions	.10	.13	.29
Total from investment operations	.34	.63	.63
Less distributions from: Net investment income	(.24)	(.50)	(.34)
Net asset value, end of period	$ 11.45	$ 11.35	$ 11.22
Total Return (%)	3.01**	5.71	5.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	1
Ratio of expenses (%)	.69*	.68	.73*
Ratio of net investment income (%)	4.25*	4.42	4.64*
Portfolio turnover rate (%)	18*	18	21
[a] For the six months ended November 30, 2002 (Unaudited).
[b] As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.003, decrease net realized and unrealized gain (loss) per share by $.003, and increase the ratio of net investment income to average net assets from 4.39% to 4.42%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
* Annualized
** Not annualized

Class S
Years Ended May 31,	2002[a]	2002[b]	2001	2000	1999[c]	1998[d]	1997[d]
Selected Per Share Data
Net asset value, beginning of period	$ 11.35	$ 11.22	$ 10.68	$ 11.26	$ 11.48	$ 11.41	$ 11.15
Income (loss) from investment operations:
Net investment income	.24	.50	.52	.52	.21	.52	.52
Net realized and unrealized gain (loss) on investment transactions	.09	.13	.54	(.54)	(.21)	.11	.31
Total from investment operations	.33	.63	1.06	(.02)	-	.63	.83
Less distributions from:
Net investment income	(.24)	(.50)	(.52)	(.52)	(.21)	(.52)	(.52)
Net realized gains on investment transactions	-	-	-	(.04)	(.01)	(.04)	(.05)
Total distributions	(.24)	(.50)	(.52)	(.56)	(.22)	(.56)	(.57)
Net asset value, end of period	$ 11.44	$ 11.35	$ 11.22	$ 10.68	$ 11.26	$ 11.48	$ 11.41
Total Return (%)	2.91**	5.74	10.07	(.20)	(.02)**	5.58	7.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	560	578	591	522	643	678	657
Ratio of expenses before expense reductions (%)	.69*	.68	.73	.74[e]	.72*	.72	.74
Ratio of expenses after expense reductions (%)	.69*	.68	.73	.73[e]	.72*	.72	.74
Ratio of net investment income (%)	4.25*	4.42	4.67	4.77	4.49*	4.51	4.67
Portfolio turnover rate (%)	18*	18	21	21	13*	11	13
[a] For the six months ended November 30, 2002 (Unaudited).
[b] As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.003, decrease net realized and unrealized gain (loss) per share by $.003, and increase the ratio of net investment income to average net assets from 4.39% to 4.42%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
[c] For the five months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from December 31 to May 31.
[d] For the years ended December 31.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .72% and .72%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Medium Term Tax-Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the fund's currently effective prospectus. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution, service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency, or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. Commencing after the effective date, cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. No interest accrues to the Fund until the effective date. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When entering into a closing transaction, the Fund will realize a gain or loss. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce exposure to interest rate fluctuations. For non-hedging purposes, the Fund may use swaps to take advantage of future changes in interest rates.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ 1,713,583
Capital loss carryforwards	$ -
Net unrealized appreciation (depreciation) on investments	$ 34,655,586

In addition, during the year ended May 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from tax-exempt income	$ (26,759,027)

For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended November 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $72,476,947 and $56,612,234, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement (the "Management Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.49% of the next $1,500,000,000 of such net assets, 0.47% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such net assets, 0.41% of the next $2,500,000,000 of such net assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.53% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.15%, 0.15%, 0.175%, 0.225% and 0.200% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended November 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at November 30, 2002
Class AARP	$ 2,858	$ 489
Class S	433,360	67,850
Class A	32,897	6,323
Class B	8,010	1,546
Class C	6,485	1,329
	$ 483,610	$ 77,537

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2002
Class B	$ 26,701	$ 5,213
Class C	24,320	5,044
	$ 51,021	$ 10,257

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2002	Effective Rate
Class A	$ 43,180	$ 9,401	0.23%
Class B	8,528	1,656	0.24%
Class C	7,679	1,535	0.24%
	$ 59,387	$ 12,592

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2002 aggregated $19,898.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2002, the CDSC for Class B and C shares aggregated $7,311 and $1,871, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2002, SDI received $2,500.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,605 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2002		Year Ended May 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	147,408	$ 1,699,420	217,530	$ 2,470,913
Class S	3,554,804	41,041,045	8,102,771	91,643,257
Class A	2,226,868	25,691,191	1,900,456*	21,559,415*
Class B	322,529	3,722,871	207,158*	2,343,269*
Class C	479,152	5,540,447	323,873*	3,653,724*
		$ 77,694,974		$ 121,670,578
Shares issued in tax-free reorganization
Class A	-	-	1,294,292	$ 14,573,330
Class B	-	-	407,864	4,592,594
Class C	-	-	97,563	1,098,583
		$ -		$ 20,264,507
Shares issued to shareholders in reinvestment of distributions
Class AARP	5,135	$ 59,261	6,746	$ 76,417
Class S	667,936	7,705,512	1,522,546	17,249,781
Class A	37,361	430,698	45,025*	509,884*
Class B	5,890	67,922	9,165*	103,835*
Class C	4,222	48,663	4,098*	46,392*
		$ 8,312,056		$ 17,986,309
Shares redeemed
Class AARP	(52,419)	$ (606,528)	(59,498)	$ (673,414)
Class S	(6,167,210)	(71,280,998)	(11,434,968)	(129,557,697)
Class A	(519,859)	(6,007,007)	(633,776)*	(7,203,731)*
Class B	(73,923)	(856,155)	(129,290)*	(1,468,504)*
Class C	(130,492)	(1,505,341)	(39,094)*	(446,278)*
		$ (80,256,029)		$ (139,349,624)
Net increase (decrease)
Class AARP	100,124	$ 1,152,153	164,778	$ 1,873,916
Class S	(1,944,470)	(22,534,441)	(1,809,651)	(20,664,659)
Class A	1,744,370	20,114,882	2,605,997*	29,438,898*
Class B	254,496	2,934,638	494,897*	5,571,194*
Class C	352,882	4,083,769	386,440*	4,352,421*
		$ 5,751,001		$ 20,571,770

* For the period from June 11, 2001 (commencement of sales of Class A, B and C shares) to May 31, 2002.

G. Acquisition of Assets

On June 8, 2001, the Fund acquired all of the net assets of Kemper Intermediate Municipal Bond Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 1,294,292 Class A shares, 407,864 Class B shares and 97,563 Class C shares of the Fund, respectively, for 1,430,620 Class A shares, 450,913 Class B shares and 107,839 Class C shares of Kemper Intermediate Municipal Bond Fund, respectively, outstanding on June 8, 2001. Kemper Intermediate Municipal Bond Fund's net assets at that date ($20,264,507), including $905,896 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $593,892,547. The combined net assets of the Fund immediately following the acquisition were $614,157,054.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Technology Innovation Fund
Value Funds
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund*
Multicategory/Asset Allocation Funds
Scudder Balanced Fund
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income Funds
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Index-Related Funds
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On August 19, 2002, this fund changed its name from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

Notes

Notes

Notes